Exhibit 99.2

UHS

Universal|Hospital|Services

Service you can count on. SM

2nd Quarter 2004 Earnings Teleconference

August 5, 2004

UHS

Universal|Hospital|Services

Service you can count on. SM

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

Universal Hospital Services, Inc. (“UHS”) believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: UHS’ history of net losses and substantial interest expense; UHS’ need for substantial cash to operate and expand its business as planned; UHS’ substantial outstanding debt and debt service obligations; restrictions imposed by the terms of UHS’ debt; a decrease in the number of patients our customers are serving; UHS’ ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; UHS’ ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations; difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; additional credit risks in increasing business with home care providers and nursing homes. These and other risk factors are detailed in UHS’ Annual Report on Form 10K/A for the year ended December 31, 2003, filed with Securities and Exchange Commission.

This presentation contains non-GAAP measures as defined by SEC rules. A reconciliation of these measures to the most directly comparable GAAP measures is contained in the appendix.

UHS

Universal|Hospital|Services

Service you can count on. SM

Technical and Professional Services

“Professional Services”

Advisory / Consulting / Planning

Medical Equipment Outsourcing

Supplemental and peak need

Long-term and exclusive AMPP

Medical Equipment Sales, Remarketing and Disposables

Asset recovery & equipment brokerage

New equipment sales

Disposables

Logistics

Technical and Professional Services

“Technical Services”

Response / Scheduled / Resident

Equipment Lifecycle Services SM

Plan & Acquire 1

Manage & Utilize 2

Maintain & Repair 3

Redeploy & Remarket 4

UHS

Universal|Hospital|Services

Service you can count on. SM

2nd Quarter Results ($ millions)

2003 2004 % Change

Revenues $42.0 $49.3 + 17%

Gross Margin $18.5 $21.2 + 15%

EBITDA $15.4 $16.8 + 9%

Refer to appendix for reconciliation of EBITDA to Cash Flow from Operations

UHS

Universal|Hospital|Services

Service you can count on. SM

Market Outlook

Hospitals:

Hospital census slightly up to flat

Bad Debt / Indigent Patients continue to be challenges for hospitals

Capital spending increasing despite flat to slightly increasing revenues

Manufacturers:

Outsourcing of Biomedical repairs and warranty work with manufacturers is significant strategy for UHS

Education of advantages to manufacturer is key issue

Success to-date for high volume UHS equipment

Competition:

Medical Equipment Outsourcing: UHS has benefited from take-aways in Q2

Technical and Professional Services: Good pipeline of take-away opportunities from “Big 3”; still developing optimal resident-based model

Equipment Sales and Remarketing:

Little “national” competition in remarketing

Overall market affected by health of hospitals

New equipment sales up due to increased capital spending by hospitals

UHS

Universal|Hospital|Services

Service you can count on. SM

Macro Trends – 2nd Quarter

Medical Equipment Outsourcing

Segment Focus:

Supplemental and peak needs usage

Long-term and exclusive programs

Asset Management Partnership Program (AMPP)*

Trends:

AMPP signings:

Continue to succeed with 3 new deals signed in 2nd Quarter (7 signed YTD)

Good pipeline of future opportunities

Reentered Bariatrics** segment in 2nd Quarter with two acquisitions and geographic product roll-out

Results have met our expectations as we expand our roll out nationally

Continue to benefit from competitive take-aways

* AMPP – Asset Management Partnership Program is a program in which UHS staff works within a hospital facility to manage UHS or hospital-owned clinical equipment productivity. AMPP may also include a buy-out of the hospital facility’s existing equipment.

** Bariatrics – The branch of medicine that deals with the causes, prevention and treatment of obesity.

Equipment Lifecycle Services SM

Plan & Acquire 1

Manage & Utilize 2

Maintain & Repair 3

Redeploy & Remarket 4

UHS

Universal|Hospital|Services

Service you can count on. SM

Macro Trends – 2nd Quarter, continued

Technical and Professional Services

Professional Services Focus:

Advisory and consulting services for hospitals, alternative sites providers and manufactures

Technical Services Focus:

Preventative maintenance and repair of medical equipment:

Response

Scheduled

Resident

Trends:

Strong organic growth as our Services sales force learns to sell this expanded service to customers

Manufacturer Services* doing well as our nationwide footprint provides economies of scale and on-site advantages for manufacturers

ACES acquisition closed and integrated

* Manufacturers Services—Outsourced biomedical/technical services provided by UHS to manufacturers on a resident, response or scheduled basis.

Equipment Lifecycle Services SM

Plan & Acquire 1

Manage & Utilize 2

Maintain & repair 3

Redeploy & Remarket 4

UHS

Universal|Hospital|Services

Service you can count on. SM

Macro Trends – 2nd Quarter, continued

Medical Equipment Sales, Remarketing and Disposables

Segment Focus:

Asset recovery & equipment brokerage

New equipment sales (limited)

Medical equipment disposables

Logistics

Trends:

Good growth due to direct access to customers’ pre-owned equipment, as well as UHS’ expertise in secondary markets

New equipment sales are expected to grow long term as more partnerships are developed with Manufacturers

Will not compromise UHS’ product “objectivity”

Disposables:

Narrowing our efforts to products with synergies to our Outsourcing business

Equipment Lifecycle Services SM

Plan & Acquire 1

Manage & Utilize 2

Maintain & Repair 3

Redeploy & Remarket 4

UHS

Universal|Hospital|Services

Service you can count on. SM

Second Half Goals

Continuous Improvement: enhance skill sets of Sales Force

Separating sales and operations in the field to allow for more focused attention

Substantial investment in training and development of Sales Force

Increased focus on selling to “C” levels (AMPP, Resident-based Services*)

Continued drive towards increasing penetration of existing customers with AMPPs and Resident programs

Continued focus to reduce the capital intensive nature of business

Grow less capital intensive business segments rapidly

Further leveraging of current capital and investments

Take leadership market position in Bariatrics

* Resident-based Services—Full-time and/or pre-scheduled on-site staff who maintain clinical equipment.

UHS

Universal|Hospital|Services

Service you can count on. SM

Financial Review

UHS

Universal|Hospital|Services

Service you can count on. SM

Revenue and EBITDA Growth ($ millions)

200 150 100 50 -

1999 2000 2001 2002 2003 LTM* June 2004

Medical Equipment Outsourcing Revenue

Technical & Professional Services Revenue

Financing and Reorganization Charges ***

Equipment Sales and Remarketing Revenue

EBITDA **

* LTM – Last Twelve Months

** EBITDA – Refer to appendix for reconciliation of EBITDA to Cash Flow from Operations

*** Financing and reorganization charges include: recapitalization, stock compensation and severance expenses; plus terminated IPO expenses; plus loss on early retirement of debt. Refer to appendix for reconciliation.

UHS

Universal|Hospital|Services

Service you can count on. SM

Medical Equipment Outsourcing Overview ($ millions)

2nd Quarter 6 months

2003 2004 % Change 2003 2004 % Change

Revenues $34.6 $38.5 11% $70.6 $78.4 11%

Gross Margin $18.0 $37.6

Gross Margin % 47% 48%

Robust supplemental rental activity continued into 2nd Quarter due to:

Competitor take-aways

Re-entry into Bariatrics market

AMPP activity continues to yield solid growth with good prospects

3 new AMPPs signed in 2nd Quarter (7 signed YTD)

Equipment Lifecycle Services SM

Plan & Acquire 1

Manage & Utilize 2

Maintain & Repair 3

Redeploy & Remarket 4

UHS

Universal|Hospital|Services

Service you can count on. SM

Technical and Professional Services Overview ($ millions)

2nd Quarter 6 months

2003 2004 % Change 2003 2004 % Change

Revenues $3.5 $6.7 93% $6.7 $11.4 71%

Gross Margin $2.0 $3.5

Gross Margin % 30% 31%

Strong organic growth across the board

Manufacturer Services activity is strong as UHS’ nationwide technical services platform provides efficiency to the manufacturer community

Resident programs continue to be solid with good pipelines

Additional growth from ACES acquisition

Equipment Lifecycle Services SM

Plan & Acquire 1

Manage & Utilize 2

Maintain & Repair 3

Redeploy & Remarket 4

UHS

Universal|Hospital|Services

Service you can count on. SM

Medical Equipment Sales, Remarketing and Disposables

Overview ($ millions)

2nd Quarter 6 months

2003 2004 % Change 2003 2004 % Change

Revenues $3.9 $4.1 6% $7.2 $8.5 18%

Gross Margin $1.2 $2.2

Gross Margin % 29% 26%

This segment’s results will typically be choppy quarter-to-quarter due to the transactional nature of the business

Equipment Lifecycle Services SM

Plan & Acquire 1

Manage & Utilize 2

Maintain & Repair 3

Redeploy & Remarket 4

UHS

Universal|Hospital|Services

Service you can count on. SM

Selected Income Statement Data ($ millions)

2nd Quarter 6 Months Ended June

2003 2004 % Change 2003 2004 % Change

Consolidated Revenues $42.0 $49.3 17% $84.5 $98.3 16%

Gross Margin 18.5 21.2 15% 38.8 43.4 12%

Gross Margin % 44% 43% 46% 44%

EBITDA 15.4 16.8 9% 32.9 35.2 (a) 7%

Interest Expense 4.3 7.5 73% 8.7 14.9 72%

Net Income $1.3 $(0.6) -148% $3.9 $0.7 -82%

Refer to appendix for reconciliation of EBITDA to Cash Flow from Operations

(a) EBITDA includes $0.4 in management & board fees YTD June 2004.

Refer to appendix for reconciliation of EBITDA to Cash Flow from Operations

Cash Flow Overview ($ millions)

UHS
Universal Hospital Services
Service you can count on.

	2nd Quarter 2003	2nd Quarter 2004	% Change	6 Months Ended June 2003	6 Months Ended June 2004	% Change
Cash Flow from Operations	$ 13.9	$ 0.5	-96% (c)	$ 20.7	$ 18.5 (b)	-10%
Cash Flow from Investing Activities						
Moveable Medical Equipment Capex	(6.8)	(8.5)	26%	(18.1)	(27.1) (a) (b)	50%
Other Capex	(0.6)	(1.1)	80%	(1.1)	(2.4) (a) (b)	118%
Subtotal	(7.4)	(9.6)	30%	(19.2)	(29.5)	54%
Equipment Sales	0.7	0.9	37%	1.1	1.7	56%
Acquisitions	-	(8.1)	nm	-	(11.4) (b)	nm
Other	(1.4)	(0.5)	-61%	(1.5)	(0.9)	-40%
Total from Investing Activities	(8.1)	(17.3)	114%	(19.6)	(40.1)	105%
Net Cash Provided by Financing Activities	$ (5.8)	$ 16.8	nm	$ (1.1)	$ 21.6	nm
Revolver Balance June 30		$ 35.1				

	MME	Other	Total Capex	
(a) 6 months ended 2004 capex includes:	16.0	2.2	18.2	Accrual based capex in 2004
	3.9	0.2	4.1	plus Acquisition related capex (see footnote (b))
	7.2	-	7.2	plus net timing-related capex, primarily items capitalized in 2003, but paid for in 2004
	27.1	2.4	29.5	Total Cash Flow capex

(b) Acquisitions in 2004 are depicted in the following lines above:

	Purchase Price	Cash Flow Lines: MME Capex	Other Capex	Acquisitions	Cash Flow from Operations
Total	17.1	3.9	0.2	11.4	1.6

(c) Semiannual bond interest payment of $14.2 resulted in a source of Cash Flow from Operations in Quarter 1 and a use in Quarter 2.

16

UHS

Universal|Hospital|Services

Service you can count on. SM

Appendix

UHS

Universal|Hospital|Services

Service you can count on. SM

EBITDA Reconciliation Quarter 2 and YTD ($ millions)

Quarter 2 6 Months Ending June

2003 2004 2003 2004

Net cash provided by operating activities $13.9 $0.5 $20.7 $18.5

Changes in operating assets and liabilities (2.4) 8.6 4.3 1.7

Other non-cash expenses (0.5) 0.1 (0.9) (0.3)

Current income taxes 0.1 0.1 0.1 0.4

Interest expense 4.3 7.5 8.7 14.9

EBITDA $15.4 $16.8 $32.9 $35.2

EBITDA is not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included herein because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations. Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of EBITDA to operating cash flows is included above.

UHS

Universal|Hospital|Services

Service you can count on. SM

EBITDA Reconciliation 1999 – LTM June 2004 ($ millions)

LTM June

EBITDA 1999 2000 2001 2002 2003 2004

Net cash provided by operating activities $15.2 $28.2 $31.7 $40.2 $16.0 $13.8

Changes in operating assets and liabilities 4.2 (3.5) 0.4 4.1 7.4 4.9

Other non-cash expenses (2.1) (2.3) (3.7) (11.7) (7.4) (6.8)

Current income taxes 0.6 0.1 0.1 0.1 0.3 0.5

Interest expense 18.0 20.7 19.6 18.1 20.2 26.5

EBITDA $35.9 $43.2 $48.1 $50.8 $36.5 $38.9

Financing and Reorganization Charges

Recapitalization, stock compensation, $- $- $1.6 $10.1 $14.4 $14.4 and severance expenses

Terminated IPO expenses $- $- $1.2 $- $- $-

Loss on early retirement of debt $1.3 $- $- $- $13.3 $13.3

Total Revenues $92.2 $106.0 $125.6 $153.8 $171.0 $184.7

UHS

Universal|Hospital|Services

Service you can count on. SM

UHS National Sales and Service Offices

District Office

Regional Service Center

District Office and Regional Service Center

UHS is continually growing to serve your needs. For an up-to-date map, please visit www.uhs.com.

© 2004 Universal Hospital Services, Inc.

CORPORATE OFFICE

3800 American Boulevard West Suite 1250

Bloomington, MN 55431-4442

800.847.7368 952.893.3200 Fax 952.893.0704

www.uhs.com

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